UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

____________

FORM 8-K

CURRENT REPORT

Pursuant To Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) October 4, 2006 (September 29, 2006)

____________________

Pennsylvania Commerce Bancorp, Inc.
(Exact Name of Registrant as Specified in its Charter)

Pennsylvania	25-1834776
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

No. 000-50961
(Commission file number)

3801 Paxton Street, Harrisburg, Pennsylvania	17111
(Address of Principal Executive Offices)	(Zip Code)

(717) 303-3000
(Registrant’s telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

On September 29, 2006, Pennsylvania Commerce Bancorp, Inc. (the “Corporation”), through a newly-formed Delaware statutory trust subsidiary, completed an offering of 7.75% fixed rate trust preferred securities with an aggregate offering price of $15,000,000 (the “Trust Preferred Securities”). The securities were issued by Commerce Harrisburg Capital Trust III (the “Trust”).

The Trust Preferred Securities were offered and sold to Commerce Bank, N.A. in a private transaction that was not registered under the Securities Act of 1933. The Trust Preferred Securities will not be registered under the Securities Act of 1933 and may not be offered or otherwise sold in the United States absent registration or an applicable exemption from such registration requirements.

The entire proceeds from the sale by the Trust to the holder of the Trust Preferred Securities were combined with the entire proceeds ($800,000) from the sale by the Trust to the Corporation of Common Securities and were used by the Trust to purchase $15,800,000 in principal amount of 7.75% fixed rate Junior Subordinated Deferrable Interest Debentures (“Debentures”) from the Corporation. The terms of the Debentures are substantially the same as the terms of the Trust Preferred Securities. Interest payments on the Debentures will flow through the Trust to the purchaser of the Trust Preferred Securities.

The Trust Preferred Securities and the Common Securities of the Trust were issued pursuant to a Declaration of Trust among Wilmington Trust Company, as Delaware trustee, Wilmington Trust Company, as property trustee, Mark A. Zody, Gary L. Nalbandian and Julie A. Wilson, as administrative trustees, and the Corporation.

Distributions on the Trust Preferred Securities are cumulative and will be payable quarterly at an annual interest rate of 7.75%. The distribution rate and payment dates on the Trust Preferred Securities coincide with the interest rate and the payment dates on the Debentures. The Trust Preferred Securities and the Debentures mature on September 29, 2036 and are callable at par at any time on or after September 29, 2011. The securities may be redeemed earlier than September 29, 2011 if one of the following events occurs: (i) the receipt by the Corporation of an opinion of counsel to the effect that there is more than an insubstantial risk that (a) the Trust is or will be subject to federal income tax with respect to the income received or accrued on the Debentures, (b) interest payable by the Corporation on the Debentures is not or will not be deductible, in whole or in part, for federal income tax purposes, or (c) the Trust is or will be subject to more than a de minimis amount of other taxes, duties or other governmental charges; (ii) the receipt by the Corporation of an opinion of counsel to the effect that, as a result of the occurrence of a change in law or regulation, there is more than an insubstantial risk that the Trust is or will be considered as an “investment company” that is required to be registered under the Investment Corporation Act of 1940; or (iii) the receipt by the Corporation of an opinion of counsel to the effect that there is more than an insubstantial risk that the Corporation will not be entitled to treat an amount equal to the aggregate liquidation amount of the Capital Securities as “Tier 1 Capital” for purposes of the capital adequacy guidelines of the Federal Reserve. If then required under applicable capital guidelines or policies of the Federal Reserve, early redemption of the securities will be subject to approval by the Federal Reserve.

The Trust Preferred Securities are fully and unconditionally guaranteed on a subordinated basis by the Corporation with respect to distributions and amounts payable upon liquidation, redemption or repayment pursuant to a Guarantee Agreement between the Corporation and Wilmington Trust Company as trustee. The Corporation’s guarantee is unsecured and ranks subordinate and junior in right of payment to all present and future senior indebtedness of the Corporation.

The Debentures of the Corporation were issued pursuant to an Indenture between the Corporation and Wilmington Trust Company, as debenture trustee. At its election and without causing an event of default (as defined in the Indenture), the Corporation may defer payments of interest on the Debentures up to 20 consecutive quarterly periods (but not beyond the September 29, 2036 maturity date of the Debentures), as long as no event of default has occurred and is continuing. There is no limitation on the number of extension periods the Corporation may elect. If the Corporation would defer payments of interest on the Debentures, distribution payments to the holder(s) of the Trust Preferred Securities would also be deferred.

The Debentures are subordinated to the payment of any other indebtedness of the Corporation that is not similarly subordinated. Upon the occurrence and continuation of an event of a default relating to the Debentures, either the debenture trustee or the holders of at not less than 25% in aggregate principal amount of the Debentures may declare the entire principal of the Debentures and the accrued interest immediately due and payable. Also upon occurrence and continuation of an event of default or if the Corporation should elect to defer payment on the Debentures, with limited exceptions, the Corporation may not declare or pay any dividends or distributions on its common stock.

The Corporation plans to use the proceeds from the sale of the Junior Subordinated Deferrable Interest Debentures for general corporate purposes.

The descriptions set forth above of the various agreements are qualified in their entirety by reference to the forms of agreement filed as exhibits to this report.

Item 2.03. Creation of a Direct Financial Obligation or an Obligation Under an Off-Balance Sheet Arrangement of a Registrant.

The description contained in Item 1.01 is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

4.1
Form of Declaration of Trust of Commerce Harrisburg Capital Trust III dated as of September 29, 2006 by and among Wilmington Trust Company, as Delaware trustee, Wilmington Trust Company, as property trustee, Mark A. Zody, Gary L. Nalbandian and Julie A. Wilson, as administrative trustees, and Pennsylvania Commerce Bancorp, Inc.

4.2	Form of Indenture dated as of September 29, 2006 between Pennsylvania Commerce Bancorp, Inc. and Wilmington Trust Company, as debenture trustee.

4.3	Form of Capital Securities Guarantee Agreement dated as of September 29, 2006 between Pennsylvania Commerce Bancorp, Inc. as guarantor, and Wilmington Trust Company, as trustee.

10.1	Form of Purchase Agreement dated as of September 29, 2006 by and among Commerce Bank, N.A., Commerce Harrisburg Capital Trust III and Pennsylvania Commerce Bancorp, Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934,the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PENNSYLVANIA COMMERCE BANCORP, INC. (Registrant)

By:	/s/ Mark A. Zody
Mark A. Zody Chief Financial Officer

Dated: October 4, 2006

EXHIBIT INDEX

Exhibit Number	Description

4.1
Form of Declaration of Trust of Commerce Harrisburg Capital Trust III dated as of September 29, 2006 by and among Wilmington Trust Company, as Delaware trustee, Wilmington Trust Company, as property trustee, Mark A. Zody, Gary L. Nalbandian and Julie A. Wilson, as administrative trustees, and Pennsylvania Commerce Bancorp, Inc.

4.2	Form of Indenture dated as of September 29, 2006 between Pennsylvania Commerce Bancorp, Inc. and Wilmington Trust Company, as debenture trustee.

4.3	Form of Capital Securities Guarantee Agreement dated as of September 29, 2006 between Pennsylvania Commerce Bancorp, Inc. as guarantor, and Wilmington Trust Company, as trustee.

10.1	Form of Purchase Agreement dated as of September 29, 2006 by and among Commerce Bank, N.A., Commerce Harrisburg Capital Trust III and Pennsylvania Commerce Bancorp, Inc.